Exhibit 99.1

News Release

Ritchie Bros. to expand data and service offerings with acquisition of Rouse Services

“Data and analytics are fundamental building blocks to deliver great customer experiences in today’s world,” said Ann Fandozzi, CEO of Ritchie Bros.

VANCOUVER, B.C. (October 29, 2020) – Ritchie Bros. Auctioneers (NYSE: RBA) and (TSX: RBA) ("Ritchie Bros." or the "Company") and Rouse Services (“Rouse” or “Rouse Services”) today announced that they have entered into a definitive agreement under which Ritchie Bros. will acquire Rouse Services for approximately $275 million. Completion of the acquisition is subject to customary closing conditions, including, among other conditions, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Rouse offers a highly complementary suite of data and service products that will continue and accelerate our evolution from an auction company to a global, trusted marketplace and provider of services,” said Ann Fandozzi, Chief Executive Officer, Ritchie Bros. “Rouse brings a strong reputation within the industrial equipment industry for their data integrity, reliability, and strict confidentiality, and we look forward to continuing to build on these core values in the next chapter of their growth. By working together, we will be able to help customers better understand used equipment trends and how to use them to optimize fleet management decisions. Bringing Rouse into the Ritchie Bros. family of solutions increases connectivity and deepens our already strong relationships with fleet owners and asset-backed lenders.”

Rouse Services provides data intelligence and performance benchmarking solutions that help customers make better decisions. Its subscription-based revenue is generated by three Data-as-a-service (DaaS) solutions: rental analytics, equipment sales support, and fleet appraisals. Rouse Services has approximately 60 employees and will continue to operate as-is and maintain its physical presence in Los Angeles, CA for the foreseeable future.

“I am personally very excited to join the Ritchie Bros. executive team,” said Gary McArdle, Executive Vice President & Chief Operating Officer, Rouse Services. “We have spent decades building our reputation as a trusted partner in the industrial equipment industry. Opportunities to better serve our clients have always directed our growth, and by joining with Ritchie Bros., we see tremendous potential to build on our foundation and deliver even more value to our industry partners.”

Under the terms of the transaction, Ritchie Bros. will acquire 100% of the equity of Rouse Services for approximately US$250 million in cash and approximately $25 million in common stock of Ritchie Bros., subject to adjustment.

“Data and analytics are fundamental building blocks to deliver great customer experiences in today’s world,” added Ms. Fandozzi. “Combining our unique perspectives will enable us to build new and innovative ways to serve our customers. We look forward to welcoming all the employees of Rouse Services into the Ritchie Bros. family. Together we are stronger and will accomplish even greater things!”

Advisors:

RBC Capital Markets is serving as financial advisor to Ritchie Bros. and Dorsey & Whitney LLP and Dechert LLP are serving as legal advisors. Silvermark Partners LLC is serving as financial advisor to Rouse Services and Manatt, Phelps & Phillips, LLP is serving as legal advisor.

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News Release

About Ritchie Bros.:

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, oil and gas, mining, and forestry, the company’s selling channels include: Ritchie Bros. Auctioneers, the world’s largest industrial auctioneer offers live auction events with online bidding; IronPlanet, an online marketplace with featured weekly auctions and providing the exclusive IronClad Assurance® equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Mascus, a leading European online equipment listing service; and Ritchie Bros. Private Treaty, offering privately negotiated sales. The Company’s suite of multichannel sales solutions also includes Ritchie Bros. Asset Solutions, a complete end-to-end asset management and disposition system. Ritchie Bros. also offers sector-specific solutions including GovPlanet, TruckPlanet, and Kruse Energy, plus equipment financing and leasing through Ritchie Bros. Financial Services. For more information about Ritchie Bros., visit RitchieBros.com.

Photos and video for embedding in media stories are available at rbauction.com/media.

Caution Regarding Forward-Looking Statements

This news release contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, "forward-looking statements"), including, in particular, statements regarding the terms and potential benefits of the proposed transaction between Ritchie Bros. and Rouse, the terms and conditions of the proposed Rouse transaction, the expected timetable for completing the Rouse transaction, benefits and synergies of the Rouse transaction, future opportunities for the combined businesses of Ritchie Bros. and Rouse, future financial and operational results and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as "expect", "plan, "anticipate", "project", "target", "potential", "schedule", "forecast", "budget", "estimate", "intend" or "believe" and similar expressions or their negative connotations, or statements that events or conditions "will", "would", "may", "could", "should" or "might" occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.' control, including risks and uncertainties related to: general economic conditions and conditions affecting the industries in which Ritchie Bros. and Rouse operate; obtaining regulatory approvals in connection with the Rouse transaction; each of Ritchie Bros.' and Rouse's ability to satisfy the acquisition agreement conditions and consummate the transaction on the anticipated timetable, or at all; Ritchie Bros.' ability to successfully integrate Rouse's operations and employees with Ritchie Bros.' existing business; the ability to realize anticipated growth, synergies and cost savings in the Rouse transaction; the maintenance of important business relationships; the effects of the Rouse transaction on relationships with employees, customers, other business partners or governmental entities; transaction costs; deterioration of or instability in the economy, the markets we serve or the financial markets generally; as well as the risks and uncertainties set forth in Ritchie Bros.' Annual Report on Form 10-K for the year ended December 31, 2019, and Ritchie Bros.’ Form 10-Q for the quarter ended June 30, 2020, each of which are available on the SEC, SEDAR, and Ritchie Bros.' website. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.' forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

For more information, please contact:

Ian Malinski

Media Relations Manager

+1.778.331.5432

CorpComm@rbauction.com

For investor inquiries, please contact:

Sameer Rathod

Vice President, Investor Relations & Market Intelligence

+1.510.381.7584

srathod@ritchiebros.com

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